EXHIBIT 10.22






                         Document Security Systems, Inc.
                          36 W. Main Street, Suite 710
                               Rochester, NY 14614



                            PLACEMENT AGENT AGREEMENT



Fordham Financial Management, Inc.                              October 29, 2003
14 Wall Street, 18th Floor
New York, NY 10005

Dear Sirs:

         Document Security Systems, Inc. a New York corporation (the "Company"), confirms its agreement with Fordham Financial Management, Inc. (the "Placement Agent") to act as the Company's exclusive Placement Agent with respect to the sale by the Company of up to a maximum of 100 Units (the "Units"), each Unit consisting of 12,500 shares of Common Stock (the "Shares") and 3,125 warrants to purchase Common Stock (the "Series A Warrants") to be offered for sale pursuant to a Confidential Private Placement Memorandum, together with Exhibits (the "Memorandum") to be provided to investors, at a purchase price of $50,000 per Unit, equivalent to $4.00 per Share. A minimum purchase shall be one Unit equivalent to $50,000 with the Placement Agent having the right to waive the minimum purchase requirement in its discretion. During the Subscription Period (as defined herein), as may be extended, the Company shall not sell any equity securities (or securities convertible into capital stock) to raise capital except through this private placement.

          The Series A Warrants shall have a term of five years from the first closing date of the offering and shall be exercisable from the date of issuance until the expiration date of the Series A Warrants at an exercise price of $5.00 per share.

         The Placement Agent shall have the right to sell fractional Units; provided that no fractional Shares shall be issued. The Memorandum shall state that the offering of the first 40 Units will be on a "best efforts, all-or-none" basis for a minimum of $2,000,000 and that an additional 60 Units shall be offered on a "best efforts" basis for a total of $5,000,000. Signature Bank shall act as Escrow Agent for the offering. If the minimum number of 40 Units is not sold within 90 days from the commencement date of the Offering (the "Initial Subscription Period"), the Company may elect to extend the offering for up to an additional 30 days or terminate the offering in which case all funds will be returned by the Escrow Agent directly to the subscribers without interest or deduction therefrom. In the event that the minimum Units are sold within the Initial Subscription Period, then the Company shall automatically extend the offering period until the maximum number of Units are sold, but not to exceed 30 additional days. The offering is to be made to accredited investors, as that term is defined under Rule 501 of Regulation D of the Securities Act of 1933, as amended (the "Act"). The time and date of delivery and payment hereunder are herein called the "Closing Date."



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         SECTION 1.        Representations by the Company.

         The capitalization of the Company (including outstanding shares of capital stock and securities convertible or exercisable into capital stock) shall be as set forth in its most recently filed reports under the Securities and Exchange Act of 1934, as amended. A list of all security holders has been provided to the Placement Agent. Except with respect to (i) no more than 300,000 shares which may be issued as stock options or restricted stock awards, and (ii) warrants or shares which may be issued to consultants engaged to assist the Company with strategic business opportunities, or shares and options issuable to IDT Corp., for a period of 12 months after the completion of the minimum offering, no additional options, warrants or similar securities shall be granted to officers, directors and employees of the Company and no Form S-8 Registration Statement shall be filed with the Securities and Exchange Commission, except with the prior written consent of the Placement Agent. Further, the Placement Agent shall have the right to be satisfied in the exercise of good faith in a commercially reasonable manner with any changes or contemplated changes in the outstanding capitalization of the Company.

         SECTION 2.        Placement Agent Securities.

         At each closing, the Placement Agent will receive five year warrants to purchase 3,125 shares of Common Stock for each Unit sold in the Offering (the "Placement Agent Warrants"). The Placement Agent Warrants shall be exercisable at $4.80 per share at any time from the first Closing Date and expiring five years thereafter (the "Warrant Exercise Term"). The Placement Agent shall receive the Placement Agent Warrants in consideration of its services rendered in connection with the private placement. The Placement Agent Warrants to be received by the Placement Agent and the underlying shares of Common Stock issuable upon exercise thereof are collectively referred to as the "Placement Agent Securities." The purchase price of the shares issuable pursuant to the Placement Agent Warrants, shall be payable in cash, by certified bank check and/or in lieu of cash, a warrant holder may exercise its Warrants through a cashless exercise. In this respect, at any time during the Warrant Exercise Term, the Holder may, at its option, exchange the Placement Agent Warrants, in whole or in part (a "Warrant Exchange"), into the number of fully paid and non-assessable Warrant Shares determined in accordance with this Section 2, by surrendering the Placement Agents Warrants which shall represent the right to subscribe for and acquire the number of Warrant Shares (rounded to the next highest integer) equal to (A) the number of Warrant Shares specified by the Holder in its Notice of Exchange (the "Total Share Number") less (B) the number of Warrant Shares equal to the quotient obtained by dividing (i) the product of the Total Share Number and the existing Exercise Price (i.e. $4.80 per share) per Share by (ii) the Market Price (as hereafter defined) of a share of Common Stock. All documentation and procedures to be followed in connection with such "cashless exercise" shall be approved in advance by the Company, which approval shall be expeditiously provided and not unreasonably withheld.



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         The Market Price of any shares of Common Stock or Placement Agent
Warrants to purchase shares so surrendered shall be based upon the value of the Company's Common Stock at the close of business on the day before exercise based upon the following: (i) if the shares of Common Stock are not listed and traded upon a recognized securities exchange and there is no report of stock prices with respect to the shares of Common Stock published by a recognized stock quotation service, on the basis of the most recent purchases and sales of the shares of Common Stock by the Company in arms-length transactions; or (ii) if the shares of Common Stock are not then listed and traded upon a recognized securities exchange or quoted on the NASDAQ Stock Market, and there are reports of stock prices by a recognized quotation service, upon the basis of the last reported sale or transaction price of such stock as reported by a recognized quotation service, or, if there is no last reported sale or transaction price on the day before exercise, then upon the basis of the mean of the last reported closing bid and closing asked prices for such stock on the date nearest preceding that day; or (iii) if the shares of Common Stock shall be then listed and traded upon a recognized securities exchange or quoted on the NASDAQ Stock Market, upon the basis of the last reported sale or transaction price at which shares of Common Stock were traded on such recognized securities exchange or NASDAQ Stock Market or, if the shares of Common Stock were not traded on the day before exercise, upon the basis of the last reported sale or transaction price on the date nearest preceding that date. In the event the Company is acquired for either stock, notes, securities, cash or any combination thereof in a "Change of Control" (as herein defined) transaction that is approved by the Company's Board of Directors, the holders of the Placement Agent Warrants shall have the option to use the value attributable to the Common Stock in the transaction as the value of the Common Stock. A "Change in Control" shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than fifty percent (50%) of the then outstanding Common Stock, shall acquire such additional shares of Common Stock in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own fifty percent (50%) or more of the Common Stock outstanding.

         The Placement Agent Warrants shall contain anti-dilution rights to protect the holders of such Warrants from dilution. The Placement Agent Warrants shall also contain a demand registration right after the expiration of one year from the completion of the minimum offering and "piggy-back" registration rights until the expiration date(s) of the Placement Agent Warrants. These registration rights if exercised by the Placement Agent or the holders of the Placement Agent Warrants and/or underlying securities shall be at the sole expense of the Company except that the Company shall not be responsible for the sales commissions relating to the sale of the shares underlying the Placement Agent Warrants. The foregoing registration rights shall not apply in the event counsel to the Company indicates in writing to the Placement Agent that the resale of the shares of Common Stock issuable upon exercise of the Placement Agent Warrants will tack its holding period pursuant to Rule 144(d) back to the original date(s) of issuance of the Placement Agent Warrants in the event the holders exercise the Placement Agent Warrants exclusively through the cashless exercise provisions contained therein. The form of Placement Agent Warrant is appended hereto.



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         SECTION 3.  Registration Rights of the Shares.

         All shares sold in the Units and underlying the exercise of the Series A Warrants will be registered for resale on behalf of all investors in the offering after the final closing of this offering at the Company's sole expense. The Company will utilize its best efforts to file a Registration Statement on appropriate form with the Securities and Exchange Commission within 15 business days of the final closing of this offering. Thereafter, the Company will utilize its best efforts to obtain an effective Registration Statement as soon as practicable and to blue sky the offering in states and jurisdictions in which the investors reside to the extent permitted under applicable blue sky laws. In no event shall the Company be required to blue sky the resale of shares in a merit review state. Company counsel shall blue sky the resale Registration Statement at the Company's cost, unless other arrangements are made.

         SECTION 4.        Additional Representations and Warranties.

                  (a) The Company represents and warrants to the Placement Agent as follows:

                           (i) On the date of the Memorandum and at each Closing
Date, the Memorandum will comply in all material respects with the requirements of the Act and the rules and regulations thereunder ("the 1933 Act Regulations"), and will neither contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Memorandum made in reliance upon and in conformity with information furnished to the Company in writing by the Placement Agent expressly for use in the Memorandum.

                           (ii) The financial statements included in the
Memorandum present fairly the financial position of the Company as of the dates indicated and the results of its operations for the periods specified; provided, however, the Placement Agent has been advised that the SEC has provided written questions to the Company regarding its financial statements and the treatment of recent acquisitions, which may require amendments to prior filings.

                           (iii) Since the respective dates as of which
information is given in the Memorandum and at the Closing Date, except as otherwise stated therein or contemplated thereby, (A) there has been no material adverse change in the condition, financial or otherwise, of the Company, or in the affairs or business prospects of the Company, whether or not arising in the ordinary course of business, (B) there have been no material transactions entered into by the Company other than those in the ordinary course of business, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on its capital shares.



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                           (iv) The Company has been duly incorporated and is
validly existing as a corporation in good standing under the laws of the State of New York with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Memorandum; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases substantial properties or in which the conduct of its business requires such qualification except for such jurisdictions in which the failure to qualify in the aggregate would not have a material and adverse effect on the earnings, affairs or business prospects of the Company.

                           (v) Except as disclosed in the Memorandum, the
Company does not have any subsidiaries and does not own any interest in any other corporation, partnership, joint venture or other entity.

                           (vi) The authorized, issued and outstanding capital
shares of the Company are as set forth in the Memorandum as of the dates set forth in the Memorandum; the issued and outstanding Capital Stock set forth therein have been duly authorized and validly issued and are fully paid and non-assessable; the Units have been duly authorized for issuance and sale in accordance with this Agreement and, when issued and delivered by the Company pursuant to this Agreement and the Subscription Agreement against payment of the consideration set forth herein, will be validly issued; the Units conform to all the statements relating thereto contained in the Memorandum; there are no outstanding options, warrants or other rights to purchase Shares of Preferred Stock or Shares of Common Stock or any understanding or agreement concerning any options, warrants or rights to purchase Shares of Preferred Stock , except as described in or contemplated by the Memorandum; and the issuance of the Company's capital stock is not subject to preemptive rights.

                           (vii) This Agreement has been duly authorized,
executed and delivered by the Company and constitutes a valid and binding agreement, enforceable in accordance with its terms, except as enforceability of any indemnification provision may be limited under federal securities laws and except as enforceability of such agreements may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights, except that any remedy in the nature of equitable relief is in the discretion of the Court.

                           (viii) On the date of the Memorandum and at each
Closing Date, the Company owns good and marketable title to all properties and assets described in the Memorandum as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are described or referred to in the Memorandum or are not materially significant or important in relation to the business of the Company.



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                           (ix) Except as disclosed in or contemplated by the
Memorandum, the Company is not in violation of its Certificate of Incorporation, as amended, or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties are bound; and the execution and delivery of this Agreement, the incurrence of the obligations herein set forth and the consummation of the transactions herein contemplated will not conflict with, or result in a breach of any of the material terms, conditions or provisions of, or constitute a default under, the charter documents or by-laws of the Company or any material bond, debenture, note or other evidence of indebtedness or any material contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties are bound.

                           (x) Except as may be set forth in or contemplated by
the Memorandum, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened against or affecting the Company, which might result in any material and adverse change in the condition (financial or otherwise), business or prospects of the Company.

                           (xi) Except as disclosed in or contemplated by the
Memorandum, each material contract to which the Company is a party is in full force and effect or has terminated in accordance with its terms or as set forth in the Memorandum; and no party to any such contract has given notice of the cancellation of or, to the knowledge of the Company, has the intention to cancel any such material contract.

                           (xii) Except for fees and disbursements payable to
the Placement Agent pursuant to this Agreement, there are no outstanding claims for services either in the nature of a finder's fee, brokerage fee or other similar fee with respect to the Private Placement for which the Company or the Placement Agent may be responsible.

                           (xiii) The Company has not sold any of its securities
during the 12 months preceding the date hereof in reliance upon an exemption from registration under the Act, except as described in the Memorandum. Further, during the 12 months preceding the date hereof, the Company has not sold any securities in violation of Section 5 of the Act.





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                  (b) Any certificate signed by any officer of the Company and delivered to the Placement Agent shall be deemed a representation and warranty by the Company to the Placement Agent as to the matters covered thereby.

                  (c) After the completion of the offering, the Company will seek and utilize its best efforts to list its Common Stock for trading on the American Stock Exchange; provided, however, the Placement Agent acknowledges and understands that unless the maximum amount of the offering is sold, the Company may not satisfy the minimum equity requirements required for the American Stock Exchange .

                  (d) The Company represents that Thomas Wicker (1,000,000 shares), Dave Wicker (100,000 shares), Cherrie Mahon (200,000 shares), Steve Morse (77,291 shares) (who is unrelated to a partner at Morse & Morse, PLLC) Carl Reynolds (598,500 shares) and Paul Packer (587,500 shares) shall enter into an agreement with the Company not to, directly or indirectly, offer, sell, transfer, pledge, assign, hypothecate or otherwise encumber any of the foregoing shares owned by them or otherwise dispose of any interest therein under Rule 144 or otherwise, for a period commencing on the date hereof and ending seven months after the initial closing date of the private placement offering. The Company represents that all officers and directors of the Company and Charles LaLoggia (1,586,610 shares), Robert Fagenson (1,000,000 shares), Martin Vegh (1,000,000 shares), Vera Neuman (1,000,000 shares), and Patrick White (801,000 shares) shall enter into an agreement with the Placement Agent not to, directly or indirectly, offer, sell, transfer, pledge, assign, hypothecate or otherwise encumber any of their shares beneficially owned by them or otherwise dispose of any interest therein under Rule 144 or otherwise, for a period commencing on the date hereof and ending 12 months after the initial closing date of the private placement offering. An appropriate legend shall be marked on the face of stock certificates representing all of such shares of Common Stock and appropriate stop transfer notations shall be given to the Company's transfer agent.

         The Placement Agent represents and warrants to the Company as follows:

                           (a) The Placement Agent is duly formed and validly
existing and in good standing under the laws of its state of formation.

                           (b) The Placement Agent is, and at the time of each
Closing will be, a member in good standing of the NASD.

                           (c) Offers and sales of Units by the Placement Agent
will only be made in such jurisdictions in which the Placement Agent or a Selling Group Member is a registered broker-dealer or where an applicable exemption from such registration exists.

                           (d) Offers and sales of Units by the Placement Agent
will be made only in accordance with this Placement Agreement and in compliance with the provisions of Rule 506 of Regulation D (it being understood and agreed that the Placement Agent shall be entitled to rely upon the information and statements provided by the Prospective Investor in the Subscription Agreement), and the Placement Agent will furnish to each investor a copy of the Memorandum prior to accepting any subscription for the Units.



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         SECTION 5.        Sale and Delivery; Closing.

         On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to engage the Placement Agent as its agent to sell in a private offering the first 40 Units on a "best efforts, all or none" basis and the remaining 60 Units on a "best efforts" basis. After the minimum of 40 Units is sold, one or more Closing(s) shall take place at such time and place as designated by the Placement Agent.

         In addition to the Placement Agent Securities described herein, the Placement Agent shall receive at each closing, a commission equal to 9% or $4,500 per Unit sold and a non-accountable expense allowance equal to 3% or $1,500 per Unit (less $15,000 paid in advance to the Placement Agent). At closing, the Company and the Placement Agent shall enter into a one-year Financial Consulting Agreement.. Pursuant to said agreement, the Placement Agent shall receive in advance at each closing a fee of 1% of the gross proceeds. In addition to the above, the Placement Agent shall be entitled to receive reimbursement for travel and travel related expenses on an accountable basis, and such reimbursement shall not be credited toward the Placement Agent's non-accountable expense allowance.

         The Company shall be responsible for and shall bear all reasonable expenses incurred in connection with the proposed financing including but not limited to escrow agent fees, the legal, accounting and other costs of preparation and printing of the Confidential Private Placement Memorandum and Subscription Documents and Amendments thereto. Further, the Company shall pay Placement Agent's counsel, Morse & Morse, PLLC, its blue sky fees in connection with blue skying the offering in all states required by the Placement Agent within the United States, District of Columbia and Puerto Rico and for the preparation and delivery to the Company of blue sky memoranda. At the first closing, Morse & Morse, PLLC shall receive a fee of $750 per state or jurisdiction covered by the Blue Sky Memorandum in which sales were consummated by the Company. After the first closing, Morse & Morse, PLLC shall be entitled to receive $750 for each state added to an amended Blue Sky Memorandum. Blue sky fees shall be limited to $10,000. Morse & Morse, PLLC shall also be entitled to reimbursement of all disbursements not previously advanced. At the time of filing with each state and jurisdiction, the Company shall advance the state filing fees upon request of Morse & Morse, PLLC and shall provide said firm with its federal express number and authorization to utilize same. In the event Morse & Morse, PLLC is not provided with the Company's federal express number, it shall advance to said firm a check in the amount of $500 for its anticipated disbursements which will be accounted for at closing or the termination of the offering.

         SECTION 6.        Covenants of the Company.

         The Company covenants with the Placement Agent as follows:



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                  (a) The Company will notify the Placement Agent and/or its counsel immediately, and confirm the notice in writing, of the initiation by the Commission or any state securities commission of any proceeding against the Company.

                  (b) The Company will give the Placement Agent notice of its intention to amend or supplement the Memorandum.

                  (c) If any event shall occur as a result of which it is necessary, in the opinion of both the Placement Agent and the Company, to amend or supplement the Memorandum in order to make the Memorandum not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Company will forthwith amend or supplement the Memorandum by preparing and furnishing to the Placement Agent a reasonable number of copies of an amendment or amendments of, or a supplement or supplements to, the Memorandum (in form and substance satisfactory to the Placement Agent), so that, as so amended or supplemented, the Memorandum will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading.

                  (d) The Company will endeavor, in cooperation with the Placement Agent, to qualify or perfect an exemption for the Units for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Placement Agent and the Company agree to offer and sell the Units, and will maintain such qualifications in effect for so long as may be required for the distribution of the Units.

                  (e) The Company will apply the net proceeds from the sale of the Units sold by it hereunder substantially as contemplated by the Memorandum.

                  (f) The Company will annually mail the investors of this Offering an annual report containing audited financial statements.

         SECTION 7.        Conditions of Placement Agent's Obligations.

         The obligations of the Placement Agent hereunder are subject to the performance by the Company of its obligations hereunder, to the following further condition that during the subscription Period, no proceedings shall be initiated or threatened by the Commission or any state securities commission or similar body against the Company and to the following additional conditions:

                  (a) The Placement Agent shall not have disclosed in writing to the Company that the Memorandum or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel to the Placement Agent, is material, or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein, or is necessary to make the statements therein not misleading.



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                  (b) Between the date hereof and each Closing Date, the Company shall not have sustained any loss on account of fire, explosion, flood, accident, calamity or other cause, of such character as materially adversely affects its business or property, whether or not such loss is covered by insurance.

                  (c) Between the date hereof and each Closing Date, except as disclosed in or contemplated by the Memorandum, there shall be no material litigation instituted or threatened against the Company and there shall be no proceeding instituted or threatened against the Company before or by any federal or state commission, regulatory body or administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would materially adversely affect the business, franchises, licenses, permits, operations or financial condition or income of the Company.

                  (d) Except as contemplated herein or as set forth in or contemplated by the Memorandum or supplement or amendment thereto, during the period subsequent to the date of the Memorandum and prior to each Closing Date,
(i) the Company (A) shall have conducted its business in the usual and ordinary manner as the same was being conducted on the date of the filing of the Memorandum and (B) except in the ordinary course of its business, the Company shall not have incurred any liabilities or obligations (direct or contingent), or disposed of any of its assets, or entered into any material transaction or suffered or experienced any substantially adverse change in its condition, financial or otherwise.

                  (e) The authorization of the Units, Memorandum and all corporate proceedings and other legal matters incident thereto and to this Agreement, shall be reasonably satisfactory in all respects to counsel to the Placement Agent, who shall have received from the Company on each Closing Date such favorable opinion of its counsel with respect to the sufficiency of all corporate proceedings and other legal matters relating to this Agreement as the Placement Agent may reasonably require in the form annexed hereto as Exhibit A, and the Company shall have furnished such counsel such documents as they may have requested to enable them to pass upon the matters referred to herein.

                  (f) The Company shall have furnished to the Placement Agent a certificate of the President or Executive Vice President and the Treasurer of the Company, dated as of each Closing Date, to the effect that:

                           (i) The representations and warranties of the Company
in this Agreement are true and correct at and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii) The respective officers have each carefully
examined the Memorandum and any amendments and supplements thereto, and to the best of their knowledge the Memorandum and any amendments and supplements thereto and all statements contained therein are true and correct, and neither the Memorandum nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, since the effective date of the Memorandum, there has occurred no event required to be set forth in an amended or supplemented Memorandum which has not been so set forth.



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                           (iii) Except as set forth in or contemplated by the
Memorandum since the respective dates as of which or periods for which information is given in the Memorandum and prior to the date of such certificate
(A) there has not been any substantially adverse change, financial or otherwise, in the affairs or condition of the Company and (B) the Company has not incurred any liabilities, direct or contingent, or entered into any transactions, otherwise than in the ordinary course of business.

                  (h) The Company shall have furnished to the Placement Agent at each Closing Date, such other certificates, additional to those specifically mentioned herein, as the Placement Agent may have reasonably requested as to the accuracy and completeness of any statement in the Memorandum, or in any amendment or supplement thereto; of the representations and warranties of the Company herein; as to the performance by the Company of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to its obligations hereunder, which are required to be performed or fulfilled on or prior to each Closing Date.

         All the opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel to the Placement Agent, whose approval shall not be unreasonably withheld. The Placement Agent reserves the right to waive any of the conditions herein set forth. If a condition specified in this Section shall not have been fulfilled in any material respect when and as required to be fulfilled, this Agreement may be terminated by the Placement Agent by written notice to the Company at any time at or prior to the Closing, and such termination shall be without liability of any party to any other party except as provided in Section 5.

         SECTION 8.        Indemnification.

                  (a) The Company agrees to indemnify and hold harmless the Placement Agent and each person who controls the Placement Agent within the meaning of Section 15 of the Act, with respect to any statement in or omission from the Memorandum or any amendment thereto, or the Memorandum (as amended or as supplemented, if amended or supplemented as aforesaid), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act or any other statute or at common law and to reimburse persons indemnified as above for any legal or other expense (including the cost of any investigation and preparation) incurred by them in connection with any litigation whether or not resulting in any liability, but only insofar as such losses, claims, liabilities and litigation arise out of or are based upon any untrue statement or alleged untrue statement of a material fact required to be stated therein or necessary to make the statement therein not misleading (all as of the date when the Memorandum or such supplement or





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amendment, as the case may be, is distributed to possible investors or others)
or omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; provided, however, that the indemnity agreement contained in this Section 8(a) shall not apply to amounts paid in settlement of any such litigation if such settlement is effected without the consent of the Company, nor shall it apply to the Placement Agent or any person controlling the Placement Agent in respect of any such losses, claims, damages, liabilities or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon information peculiarly within the knowledge of the Placement Agent and based upon a writing to the Company by the Placement Agent.

         The Placement Agent agrees within 15 days after the receipt by it of written notice of the commencement of any action against it or against any person controlling it as aforesaid, in respect of which indemnity may be sought from the Company on account of the indemnity agreement contained in this Section 8(a), to notify the Company in writing of the commencement thereof. The omission of the Placement Agent so to notify the Company of any such action shall relieve the Company from any liability which it may have to the Placement Agent or any person controlling it as aforesaid on account of the indemnity agreement contained in this subsection. In case any such action shall be brought against the Placement Agent or any such controlling person and the Placement Agent shall notify the Company of the commencement thereof, the indemnifying party should have the right to designate counsel as long as that counsel is reasonably acceptable to the indemnified party, and the indemnified party should have the right to participate and observe (including with its own counsel) but at its own expense, not at the expense of the indemnifying party. The Company agrees to notify the Placement Agent promptly of the commencement of any litigation or proceeding against it or any connection with the issue and sale of any of its securities and to furnish to the Placement Agent, at its request, copies of all pleadings therein and permit the Placement Agent to be an observer therein and apprise the Placement Agent of all developments therein, all at the Company's expense.

                  (b) The Placement Agent agrees, in the same manner and to the same extent as set forth in Section 8(a) of this Agreement, to indemnify and hold harmless the Company, the directors of the Company, and each person, if any, who controls the Company within the meaning of Section 15 of the Act, with respect to any statement in or omission from the Memorandum or any amendment thereto, or the Memorandum (as amended or as supplemented, if amended or supplemented as aforesaid), if such statement or omission was made in reliance upon information peculiarly within its knowledge and furnished in writing to the Company by the Placement Agent or on its behalf, specifically for use in connection with the preparation of the Memorandum or any such amendment thereof or supplement thereto or by reason of improper selling practices. The Placement Agent shall not be liable for amounts paid in settlement of any such litigation if such settlement was effected without its consent. In case of commencement of any action, in respect of which indemnity may be sought from the Placement Agent on account of the indemnity agreement contained in this Section 8(b), each person agreed to be indemnified by the Placement Agent shall have the same obligation to notify the Placement Agent as the Placement Agent has toward the

Company in Section 8(a) of this Agreement, subject to the same loss of indemnity in the event such notice is not given, and the indemnifying party should have the right to designate counsel as long as that counsel is reasonably acceptable to the indemnified party, and the indemnified party should have the right to participate and observe (including with its own counsel) but at its own expense, not at the expense of the indemnifying party. The Placement Agent agrees to notify the Company promptly of the commencement of any litigation or proceeding against it or against any such controlling person, of which it may be advised, in connection with the issue and sale of any of the securities of the Company, and to furnish to the Company at its request copies of all pleadings therein and permit the Company to be an observer therein and apprise it of all developments therein, all at the Placement Agent's expense.

                  (c) The respective indemnity agreements between the Placement Agent and the Company contained in Sections 8(a) and (b) of this Agreement, and the representations and warranties of the Company set forth in Section 4 or elsewhere in this Agreement, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent or by or on behalf of any controlling person of the Placement Agent or the Company or any such officer or director or any controlling person of the Company, and shall survive the delivery of the Units, and any successor of the Company, and the Placement Agent, or of any controlling person of the Placement Agent, as the case may be, shall be entitled to the benefit of the respective indemnity agreements.

                  (d) In order to provide for just and equitable contribution under the Act in any case in which (i) any person entitled to indemnification under this Section 8 makes claim for indemnification pursuant hereto but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 8 provides for indemnification in such case, or (ii) contribution under the Act may be required on the part of any such person in circumstances for which indemnification is provided under this
Section 8, then, and in each such case, the Company and the Placement Agent shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after any contribution from others) in such proportion so that the Placement Agent is responsible for the proportion that the discounts and commissions appearing on the cover page of the Memorandum bears to the price appearing thereon, and the Company is responsible for the remaining portion; provided, that, in any such case, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         Within ten days after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (the "contributing party"), notify the contributing party, in writing, of the commencement thereof, but the omission so to notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit or proceeding is brought against any party, and such party so notifies a contributing party or his or its representative of the commencement thereof within the aforesaid ten days, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified. Any such contributing party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution without the written consent of such contributing party. The contribution provisions contained in this section are in addition to any other rights or remedies which either party hereto may have with respect to the other or hereunder.

         SECTION  9.       Termination of Agreement.

         The Placement Agent may terminate this Agreement, by notice to the Company, at any time (i) if there has been, since the respective dates as of which information is given in the Memorandum, any material adverse change in the condition, financial or otherwise, of the Company, or in the earnings, affairs or business prospects of the Company, whether or not arising in the ordinary course of business not disclosed in or contemplated by the Memorandum; (ii) if there has occurred any outbreak of hostilities or other calamity or crisis or any other market conditions of any kind whatsoever, the effect of which on the financial markets of the United States, or on the marketability of the Units, is such as to make it, in the Placement Agent's sole judgment, impracticable to market the Units or enforce contracts for the sale of the Units; (iii) the Company shall fail to comply with all material terms of this Agreement; or (iv) if trading generally on either the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal or state authorities. If the Placement Agent fails to sell the minimum of 40 Units by the last day of the Subscription Period, as extended, the Company may terminate this Agreement. If this Agreement is terminated pursuant to this section, such termination shall be without liability of any character (including, but not limited to, loss of anticipated profits or consequential damages) of any party to any other party hereto.

         SECTION 10.       Notices

         All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given only if in writing and if delivered or sent by registered mail or transmitted by any standard form of telecommunication. Notices to the Placement Agent shall be directed to address specified on the first page of this letter, attention William Baquet; copy to Morse & Morse, PLLC, 111 Great Neck Road, Suite 420, Great Neck, NY 11021, attention Steven Morse, Esq., telecopier (516) 487-1452; notices to the Company shall be directed to it at the address specified on the first page of this letter, attention Patrick White, with a copy to Goldstein & DiGioia, LLP, 45 Broadway, 11th Floor, New York, NY 10006, attention Brian C. Daughney, Esq.

         SECTION 11.       Parties.

         This Agreement shall inure to the benefit of and be binding upon the Placement Agent and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons referred to herein and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their legal respective successors, and said controlling persons and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Units shall be deemed to be a successor by reason merely of such purchase.

         SECTION 12.       Governing Law.

         This Agreement shall be governed by the laws of the State of New York applicable to agreements executed and to be performed wholly within such State. The parties agree that any dispute shall be brought in any state or federal court located in the Southern or Eastern District of New York to the personal jurisdiction of which court, each party specifically consents.

         SECTION 13.       Miscellaneous.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same instrument. If a party signs this Agreement and transmits an electronic facsimile of the signature page to the other party, the party who receives the transmission may rely upon the electronic facsimile as a signed original of this Agreement. This Agreement supersedes all other prior written agreements and oral understandings between the parties and shall constitute the entire agreement between the parties hereto.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between the Placement Agent and us in accordance with its terms.
                                           Very truly yours,

                                           DOCUMENT SECURITY
                                           SYSTEMS, INC.


                                           By: ____________________________
                                               Patrick White, President


Confirmed and Accepted as of the date first above written.

FORDHAM FINANCIAL MANAGEMENT, INC.


By:_______________________________
           William Baquet
          Chief Executive Officer

                                    EXHIBIT A

                  At the Closing, the Placement Agent shall have received the favorable opinion of counsel for the Company, dated the date of delivery, addressed to the Placement Agent, and in form and scope satisfactory to counsel for the Placement Agent, to the effect that:

                           (i) the Company is a corporation duly organized,
validly existing, and in good standing under the laws of New York, with full power and authority and, to the knowledge of such counsel, except as described in the Memorandum, all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and all declarations and filings with, all federal, state and local governmental authorities and all courts and other tribunals, to own, lease, license, and use its properties and assets and to conduct its business in the manner described in the Memorandum. The Company is duly qualified to do business and is in good standing in every jurisdiction in which its ownership, leasing, licensing, or use of property and assets or the conduct of its business makes such qualification necessary (except where the failure to so qualify would not have a material adverse effect upon the Company);

                           (ii) To the best knowledge of such counsel, the
Company is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree, except as may be properly described in the Memorandum or such as in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties, or assets of the Company; nor is the Company' to the knowledge of such counsel, required to take any action in order to avoid any such violation or default;

                           (iii) to the best knowledge of such counsel, the
Company is not in violation or breach of, or in default with respect to, any term of its Certificate of Incorporation or By-Laws;

                           (iv) the Company has all requisite power and
authority to execute, deliver, and perform each of this Agreement, deliver the Units and to consummate the transactions contemplated hereby and thereby. All necessary corporate proceedings of the Company have been taken to authorize the execution, delivery, and performance by the Company of this Agreement and the issuance of the shares of the Units and the consummation of the transactions contemplated hereby and thereby. This Agreement has been duly authorized, executed, and delivered by the Company, is the legal, valid, and binding obligation of the Company, and (subject to applicable bankruptcy, insolvency, and other laws affecting the enforceability of creditors' rights generally) is enforceable as to the Company in accordance with its terms. The securities included in the Units have been duly authorized by the Company and, upon issuance in accordance with the terms described in the Memorandum, shall be deemed validly issued, fully paid and non-assessable. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental or foreign authority or any court or other tribunal is required by the Company for the execution, delivery, or performance by the Company of this Agreement, the Units and the consummation of the transactions contemplated hereby and thereby, except the filing of a Notice of Sales of Securities on Form D pursuant to Regulation D of the U.S. Securities Act of 1933, as amended (the "Securities Act"), and such consents, authorizations, approvals, registrations, and qualifications as may be required under securities or "blue sky" laws in connection with the issuance, sale, and delivery of the Units pursuant to this Agreement. No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding known to such counsel to which the Company is a party, or to which any of its properties or assets are subject, is required for the execution, delivery, or performance of this Agreement, the Units and the consummation of the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the issuance of the securities included in the Units will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease or license known to such counsel, except as disclosed in the Memorandum;

                           (v) the securities included in the Units conform to
the description thereof contained in the Memorandum. The Shares, included in the Units, when issued and delivered to the subscribers therefore pursuant to the terms of the Memorandum shall be validly authorized, validly issued, fully paid, and non-assessable, and shall not have been issued in violation of any preemptive rights of stockholders;

                           (vi) to the best knowledge of such counsel, any
contract, agreement, instrument, lease, license, or document required to be described in the Memorandum has been accurately described therein;

                           (vii) the offer and sale of the shares of the Units
in the manner contemplated by the Memorandum, this Agreement, and the Subscription Agreement (i) are exempt transactions under the Securities Act, and
(ii) will not be integrated with any offering of securities made prior to the Offering or any such offering proposed to be made of which such counsel has knowledge in a manner that would render unavailable any exemption from the registration provisions of the Act. However, no representation is made that the Securities and Exchange Commission will not take the position that the offerings must be integrated.

                           (viii) To the best knowledge of such counsel, there
is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or threatened with respect to the Company or any of its operations, businesses, properties, or assets except as described in the Memorandum or such as individually or in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties, or assets of the Company.

                  In rendering such opinion, counsel for the Company may rely
(A) as to matters involving the application of laws, upon an opinion or opinions (in form and substance satisfactory to counsel for the Placement Agent) of other counsel, acceptable to counsel for the Placement Agent, familiar with the applicable laws, in which case the opinion of counsel for the Company shall state that the opinion or opinions of such other counsel are satisfactory in scope, form, and substance to counsel for the Company and that reliance thereon by counsel for the Company and the Placement Agent is reasonable; (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company; and (C) to the extent they deem proper, upon written statements or certificates of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to counsel for the Placement Agent. Such opinion shall be issued subject to customary assumptions and exclusions and shall be limited to the laws of the State of New York and, applicable United States federal law.

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